Utz Brands, Inc. Fourth Quarter and Full-Year 2024 Earnings Presentation February 20, 2025

Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal”, "on track" or other similar words, phrases or expressions. These forward-looking statements include future plans for Utz Brands, Inc. (“the Company”), including outlook for fiscal 2025, plans related to the transformation of the Company’s supply chain, the Company’s product mix, the ability to reduce debt and the anticipated interest expense savings from the repricing of the $630 million Term Loan , the Company’s cost savings plans and the Company’s logistics optimization efforts; the estimated or anticipated future results and benefits of the Company’s plans and operations; the Company’s future capital structure; future opportunities for the Company; the effects of inflation or supply chain disruptions on the Company or its business; statements regarding the Company’s project balance sheet and liabilities, including net leverage; and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Some factors that could cause actual results to differ include, without limitation: the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in pricing of raw materials, retail customer requirements and mix, sales velocities, and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control, including changes in consumer spending due to factors such as increasing household debt; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively, particularly in the Company’s "expansion geographies"; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by actions by the Company’s competitors that result in the Company’s products not being suitably differentiated from the products of their competitors; consolidation of key suppliers of the Company; any inability of the Company to adopt efficiencies into its manufacturing processes, including automation and labor optimization, its network, including through plant consolidation and lowest landed cost for shipping its products or its logistics operations; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the risk that business combinations and other acquisitions or dispositions recently completed by the Company disrupt plans and operations; the ability of the Company to recognize the anticipated benefits of such business combinations, acquisitions, or dispositions, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the outcome of any legal proceedings that may be instituted against the Company following the consummation of such business combinations, acquisitions, or dispositions; changes in applicable law or regulations (including tariffs); costs related to the business combinations, acquisitions, or dispositions; the ability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the ability of the Company to develop and maintain effective internal controls; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended December 31, 2023, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Industry Information Unless otherwise indicated, information contained in this presentation or made orally during this presentation concerning the Company’s industry, competitive position and the markets in which it operates is based on information from independent research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company’s internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company’s experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which the Company operates, and the Company’s future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we will assert, to the fullest extend under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Disclaimer (cont.) 3 Projected Financial Information This presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purposes of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company’s control, as discussed under Forward-Looking Statements above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted SD&A, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, and Adjusted Net Leverage Ratio, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations, earnings per share or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non- GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. In addition, quantitative reconciliations are not available for the forward-looking GAAP financial measures used in this presentation without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Net Organic Sales, Adjusted EBITDA, Adjusted Earnings Per Share, and Net Leverage Ratio, respectively. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.

Business Overview Howard Friedman Chief Executive Officer 4

Strong Execution Against Our Goals in 2024

- **Delivered Organic Net Sales growth of 1.3%** led by Branded Salty Snacks growth of 3.7%
- **Gained volume share** in both Core and Expansion geographies[1]
- **Increased marketing spend** behind our brands by over 70%
- **Achieved productivity** cost savings of ~$60M or ~6% of COGS[2]
- **Expanded Adj. Gross Margin by 260bps** and Adj. EBITDA Margin by 120bps
- **Accelerated network optimization plans** and reduced Net Leverage by ~1x
- **Drove Adjusted EPS growth** of 35%

(1).Retail volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 52-weeks ended 12/29/2024.
(2) Represents savings realized during FY'24 as a % of prior year Adjusted Cost of Goods Sold.

5

Progressing Against Our Four Fundamental Strategies

Focus Our Portfolio

- Gained distribution in Expansion geographies(1)
- Held volume share in our Core geographies(1)
- Drove household penetration to all-time highs(2)
- Optimized low-margin lines of business

Transform our Supply Chain

- Accelerated network optimization plans
- Delivered ~$60M in productivity cost savings
- Invested significant capital in automation and new manufacturing lines
- Improved service levels

Build Leading Capabilities

- Implemented Integrated Business Planning
- Built out analytics program
- Increased marketing investments by 70%
- Reduced voluntary turnover by ~20% over past two years

Improve Balance Sheet

- Reduced Net Leverage by ~1x
- Prepaid long-term debt by $160M
- Improved cash conversion cycle
- Maintained a disciplined approach to M&A

(1).Distribution and share performance are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 52-weeks ended 12/29/2024; % YoY growth compared to the 13-weeks and 52-weeks ended 12/31/23 period in the prior year on a pro forma basis.
(2) Circana CSIA Total U.S. All Outlets 52-weeks data through 12/29/2024 compared to the 52-weeks ended 12/31/23 in the prior year period.

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Consistent Bottom-line Growth and Margin Expansion in 4Q’24 7 Adjusted EBITDA (in millions) $49 $53 4Q’23 4Q’24 Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. Adjusted EPS $0.16 $0.22 4Q’23 4Q’24 +8% +38% 4Q’23 1Q’24 2Q’24 3Q’24 4Q’24 Adjusted EBITDA Margin YoY Change (as a % of net sales) +160bps +80bps +160bps +100bps +150bps

Introducing New Net Sales Breakdown

Foundation Brands Being Split Into Branded Salty Snacks and Non-Branded & Non-Salty Snacks

Previously total company volume split between Power and Foundation Brands...

Old 3Q'24 Total Volume Breakdown(3)

- *Foundation Branded Salty Snacks*
- *Dips & Salsa*
- *Partner Brands*
- *Private Label*
- *Co-Manufacturing*



21%
79%

Power Brands(1)
Foundation Brands(2)

..Now showing net sales split between Branded Salty Snacks and Non-Branded & Non-Salty Snacks

New 4Q'24 Total Company Net Sales Breakdown

- *Dips & Salsas*
- *Partner Brands*
- *Private Label*
- *Co-manufacturing*



11%
89%

- *Power Four Brands*
- *Other Branded Salty Snacks*

Branded Salty Snacks(4)
Non-Branded & Non-Salty Snacks(5)

(1) Total Company Power Brands at the end of Q3 2024 included Utz®, On The Border®, Zapp's®, Boulder Canyon®, Golden Flake® Pork, TGI Fridays®, Hawaiian®, Tim's Cascade®, TORTYAHS®, Dirty®, and Jax®.
(2) Total Company Foundation Brands at the end of Q3 2024 include Golden Flake® ex-Pork, Snyder of Berlin®, Bachman®, H.K. Anderson®, Vitner's®, Kitchen Cooked®, Wachusett®, and other small brands, and also includes Partner Brands, Private Label, Co-Manufacturing, and Utz Branded non-salty snacks such as On The Border® Dips and Salsa.
(3) Source: Total company volume. Internal company data.
(4) Branded Salty Snacks include Power Four Brands and Other Brands. Power Four Brands include the Utz® brand, On The Border®, Zapp's®, and Boulder Canyon®. Other Brands include Golden Flake®, TORTIYAHS!®, Hawaiian®, Bachman®, Tim's Cascade®, Dirty Potato Chips®, TGI Fridays®, Golden Flake® ex-Pork, Snyder of Berlin®, Bachman®, H.K. Anderson®, Vitner's®, Kitchen Cooked®, Wachusett®, and other small brands.
(5) Non-Branded & Non-Salty Snacks includes partner brands, private label, co-manufacturing for which we are the manufacturer, Utz branded non-salty snacks such as On The Border® Dips and Salsa, and sales not attributable to specific brand.

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9Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures (1) Branded Salty Snack sales exclude IO unreported sales. FY’24 Percentage Change vs. Prior Year Branded Salty Snacks Growth Offset by Low-Margin Non-Branded & Non-Salty Snacks Branded Salty Snacks(1) Non-Branded & Non-Salty Snacks Total Company 0.2% -0.2% 0.0% 3.6% -0.7% 2.9% -20.9% 2.7% -18.2% 4Q’24 Percentage Change vs. Prior Year Volume/Mix Price Total Components of Organic Net Sales Growth Branded Salty Snacks(1) Non-Branded & Non-Salty Snacks Total Company 1.5% -0.2% 1.3% 4.5% -0.8% 3.7% -15.2% 2.9% -12.3% Volume/Mix Price Total

Share Gains with Only Modest Net Price Declines Due to Disciplined Promotions 10 FY’24 MULO+ w/Convenience YoY Growth 0.2% 3.2% 4.3% -2.6% Retail Volume (lbs.) Total Salty Category Total Company Power Four Brands Other Branded 0.7% 1.6% 3.2% -4.2% Retail Sales $ 0.5% -1.5% -1.0% -1.6% Retail Price/lb. 4Q’24 MULO+ w/Convenience YoY Growth -0.3% 2.2% 3.9% -7.2% Retail Volume (lbs.) Total Salty Category Total Company Power Four Brands Other Branded -0.1% 0.9% 2.6% -6.2% Retail Sales $ 0.3% -1.3% -1.2% 1.1% Retail Price/lb. Source: Retail sales and volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks and 52-weeks ended 12/29/2024; % YoY growth compared to the 13-weeks and 52-weeks ended 12/31/23 period in the prior year on a pro forma basis.

See Appendix for Utz Core and Expansion geography state groupings. Source: Retail sales and volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks and 52-weeks ended 12/29/2024; % YoY growth compared to the 13-weeks and 52-weeks ended 12/31/23 period in the prior year on a pro forma basis. Gained Volume Share in our Core Geographies in 4Q’24 & FY’24 11 Core Geographies YoY Retail Growth -0.3% -2.6% -1.3% Total Salty Category Total Company Power Four Brands 0.5% -1.6% -0.2% -0.5% -0.4% 1.0% Total Salty Category Total Company Power Four Brands -0.2% 0.6% 1.8% 4Q’24 Full-Year 2024 Retail Volume (lbs.) Retail Sales $

See Appendix for Utz Core and Expansion geography state groupings. Source: Retail sales and volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks and 52-weeks ended 12/29/2024; % YoY growth compared to the 13-weeks and 52-weeks ended 12/31/23 period in the prior year on a pro forma basis. Sixth Consecutive Quarter of Share Gains in our Expansion Geographies 12 Expansion Geographies YoY Retail Growth 0.1% 5.9% 8.5% Total Salty Category Total Company Power Four Brands 0.9% 6.4% 8.4% -0.2% 5.5% 7.3% Total Salty Category Total Company Power Four Brands 0.4% 6.3% 7.3% Retail Volume (lbs.) Retail Sales $ 4Q’24 Full-Year 2024

Growth and Share Gains in Potato Chips, Cheese Snacks, and Pork

4Q'24 Sub-Category Retail Sales YoY Growth

■ Total Sub-Category
■ Utz Brands



Potato Chips
-0.8%
0.6%
Tortilla Chips
1.7%
-2.5%
Pretzels
2.2%
2.2%
Cheese Snacks
-4.0%
6.4%
Pork Rinds
1.5%
5.2%

	Potato Chips	Tortilla Chips	Pretzels	Cheese Snacks	Pork Rinds
% of Utz Retail Sales	38%	19%	14%	10%	3%

Potato Chips
- Growth impacted by competitive promotional environment
- Boulder Canyon® share gains fueled by distribution growth

Tortilla Chips
- On The Border® softness primarily driven by promotional timing in grocery channel
- Planned TORTIYAHS!® decline due to space conversion to On The Border®

Pretzels
- Utz® pretzels share gains led by grocery & club channels
- Zapp's® pretzels growth driven by food, mass & club

Cheese Snacks
- Utz® cheese snacks share gains led by mass and club channels with strong seasonal performance

Pork Rinds
- Golden Flake® growth of 12% and gaining share

Source: Retail sales are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 12/29/2024; % YoY growth compared to the 13-weeks ended 12/31/23 period in the prior year on a pro forma basis. Utz retail sales breakdown is Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 12/29/2024.

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Significant Outperformance by Boulder Canyon® in Natural and Traditional Channels

Boulder Canyon® surpasses $100M in retail sales in 2024

SPINS Retail Sales (natural channel) YoY Growth


4Q'24
2.0%
21.6%
33.5%
Total Salty Category
Total Company
BOULDER CANYON
Full-Year 2024
2.8%
21.2%
32.7%
Total Salty Category
Total Company
BOULDER CANYON

Circana MULO+ w/ Convenience Retail Sales YoY Growth


4Q'24
-0.1%
0.9%
110.0%
Total Salty Category
Total Company
BOULDER CANYON
Full-Year 2024
0.7%
1.6%
66.7%
Total Salty Category
Total Company
BOULDER CANYON

Source: SPINS, Total US – Natural Enhanced Channel (TPL) and Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy.
Retail sales are SPINS and Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 12/29/2024; % YoY growth compared to the 13-weeks ended 12/31/23 period in the prior year on a pro forma basis.

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Positive Trends Across Household Penetration, Buyers, and Buyer Repeat Rates Ended 2024 with Household Penetration at an All-Time High 15 Utz Household Penetration Utz Buyers (millions) Total Utz Buyer Repeat Rate Source: Circana CSIA Total U.S. All Outlets 52-weeks data through 12/29/2024 compared to the 52-weeks ended 12/31/23 in the prior year period. 35 40 45 50 2023 2024 47.3% 48.5% 60 62 64 66 68 70 2023 2024 69.4% 69.6% 61.2 63.1 45 50 55 60 65 2023 2024 Total Company Salty Snack Category +120bps +10bps +1.9M +0.9M +20bps +10bps +30bps -10bps +0.8M +0.7M +20bps Flat

Financial Review Ajay Kataria Chief Financial Officer 16

Strong Margin Expansion and Bottom-line Growth in Fiscal Year 2024 17 $1,394 $1,411 FY’23 FY’24 Organic Net Sales (in millions) Adjusted EBITDA (in millions) Adjusted EBITDA Margin $187 $200 FY’23 FY’24 FY’23 FY’24 13.0% 14.2% $0.57 $0.77 FY’23 FY’24 Adjusted EPS Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. +1% +7% +120bps +35%

4Q’24 Financial Results Summary o Organic Net Sales flat o +0.2% volume/mix and (0.2%) price o Branded Salty Snacks +2.9% o Adjusted Gross Margin expansion of +230 bps o Benefits from productivity programs o Adjusted SD&A Expense increase of +0.4% o Increased marketing, selling, and distribution costs to support growth o Adjusted EBITDA increased 7.5% to $53.1M o Margin expansion of 160bps o Adjusted EPS growth of +37.5% to $0.22 o Operating earnings growth o Lower interest expense due to long-term debt prepayment o Lower depreciation and amortization expense due to plant dispositions 4Q’24 4Q’23 YoY Change In $ millions, except per share amounts 13-weeks ended December 29, 2024 13-weeks Ended December 31, 2023 Net Sales 341.0 352.1 (3.2%) Organic Net Sales 341.0 341.0 - Adj. Gross Profit 134.4 130.6 +2.9% Adj. Gross Margin 39.4% 37.1% +230 bps Adj. SD&A Expense 81.6 81.3 +0.4% Adj. SD&A Expense % of net sales 23.9% 23.1% +80 bps Adj. EBITDA 53.1 49.4 +7.5% Adj. EBITDA Margin 15.6% 14.0% +160 bps Adj. Net Income 32.4 22.9 +41.5% Adj. EPS $0.22 $0.16 +37.5% 18 Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

4Q’24 Net Sales Bridge 19 o Modest pricing impact of (0.2%) from following a disciplined pricing strategy o Volume/mix growth of +0.2% o Branded Salty Snacks growth of +3.6% led by Power Four Brands growth o Non-Branded & Non-Salty Snacks decline of (20.9%) primarily due to Partner Brand and Dips & Salsas declines o Divestiture impact of (3.2%) from the disposition of R.W. Garcia® and Good Health® brands 4Q’24 Net Sales YoY Growth Decomposition Volume/Mix Price 4Q’24 Organic Net Sales Growth -3.2% Brand Divestitures 4Q’24 Total Net Sales Growth 0.2% -0.2% 0.0% -3.2% Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

4Q’24 Adjusted EBITDA Margin Change Decomposition 4Q’24 Adjusted EBITDA Margin Bridge 20 o Productivity savings across manufacturing and procurement more than offset higher supply chain costs o Higher selling and admin expense primarily to support distribution growth in Expansion geographies o Increased marketing spend to support continued branded volume growth (1) Represents savings realized during 4Q’24 as a % of prior year net sales. (2) Delivery included. 4Q’23 4.1% Productivity Savings -1.1% Supply Chain Costs -0.7% Selling & Admin Expense -0.5% Marketing Expense -0.2% Price 4Q’24 14.0% 15.6% (1) (2) Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

Cash Flow and Balance Sheet Highlights

- **Strong working capital** performance in 2H'24
- **Capital investments** to support manufacturing plant automation and Kings Mountain build-out
- **Ample liquidity** of ~$215M at YE'24
- **Reduced Net Leverage** by ~1x in 2024

Cash Flow Highlights *52-Weeks Ended December 29, 2024*

Net Cash Provided by Operations	**$106.2M**
Capital Expenditures	**$98.6M**
Dividends and Distributions Paid(1)	**$40.1M**

Balance Sheet Highlights *As of December 29, 2024*

Cash and Cash Equivalents	**$56.1M**
Gross Debt(2)	**$783.4M**
Net Debt	**$727.3M**
Net Leverage Ratio(3)	**3.6x**

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Includes $18.3M of distributions to non-controlling interest and special excess cash dividends of $2.6M.
(2) Includes Term Loan, ABL Facility and capital leases. Capital Leases include equipment term loans and excludes the impact of step-up accounting.
(3) Net Leverage Ratio is a Non-GAAP financial measure and is Net Debt divided by last 52-weeks Normalized Adjusted EBITDA.

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Full Year 2025 Outlook

Continued organic growth, strong margin expansion, and double-digit earnings growth

	FY'25 Growth versus FY'24 Actual Results	Key Assumptions
Organic Net Sales	**Low-single digits**	Continued Branded Salty Snacks growth, particularly the Power Four Brands, and less decline in Non-Branded & Non-Salty Snacks
Adjusted EBITDA	**+6% to +10%**	Strong gross margin expansion fueled by productivity savings and improved product mix
Adjusted EPS	**+10% to 15%**	Higher operating earnings growth and lower interest expense
Additional Outlook Assumptions:		
Effective Normalized Tax Rate[(1)]	**17% to 19%**	Consistent with 2024
Net Interest Expense	**~$43 million**	Long-term debt blended rate of ~5%
Capital Expenditures	**$90 to $100 million**	Majority focused on building increased manufacturing network capacity and delivering accelerated productivity savings
Net Leverage Ratio	**Approaching 3x at YE'25**	Adj. EBITDA growth and modest scheduled debt repayment

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Normalized GAAP basis tax expense, which excludes one-time items.

22

Looking Ahead 23

Targeting Low-Single Digit Organic Net Sales Growth in FY’25 24 Increasing marketing investments by 40% primarily behind our Power Four Brands Leverage our go-to-market model with operational excellence Introducing new innovation focused on craveable flavors and better-for-you Accelerating growth in Expansion geographies supported by new distribution

Integrated Supply Chain Strategy Cost Savings(1) from 2024 – 2026 Expected to Exceed Original Target of ~$135M and Deliver $150M+ 25 Supplier of Choice Integrated Business Management Network Optimization Sourcing Excellence Automation Continuous Improvement (1) Cost savings is measured assuming production levels and costs consistent with forecasts.

Our Geographic Expansion Combined with Increased Investments Will Support Continued Momentum of our Power Four Brands 26 2019 – 2024 Retail Sales CAGR 9% 13% 14% 28% ACV% Growth (National Distribution) 18pts 22pts 23pts 10pts Source: Circana US MULO+ w/Convenience 2019 to 2024; Pro forma for acquisitions.

Appendix 27

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 28See footnotes in Utz’s 4Q’24 earnings press release dated February 20, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 29See footnotes in Utz’s 4Q’24 earnings press release dated February 20, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 30See footnotes in Utz’s 4Q’24 earnings press release dated February 20, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 31See footnotes in Utz’s 4Q’24 earnings press release dated February 20, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 32See footnotes in Utz’s 4Q’24 earnings press release dated February 20, 2025

Utz Core and Expansion Geography State Groupings


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
FL
OH
WV
VA
NC
SC
PA
NY
NJ
DE
MD
DC
CT
RI
MA
VT
NH
ME
AK
HI
Core Geographies
Expansion Geographies

33